                        [STOCK CERTIFICATE - FRONT]
-------                                                       ---------
NUMBER                                                        SHARES


                    VALLEY NATIONAL GASES INCORPORATED


INCORPORATED UNDER THE LAWS                   SEE REVERSE FOR CERTAIN
  OF THE STATE OF PENNSYLVANIA                  DEFINITIONS
                                              CUSIP 919792 10 1


This Certifies that

                                 SPECIMEN

is the owner of

      FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, PAR VALUE
$.001, OF

                    VALLEY NATIONAL GASES INCORPORATED


(herein referred to as the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the terms, conditions and limitations of the Articles of Incorporation and Bylaws of the Corporation, including all amendments heretofore or hereafter made to such Articles of Incorporation or Bylaws, to all of which reference is made hereby and to all of which the holder asserts by acceptance hereof.

      This Certificate is not valid unless countersigned by the transfer agent and registered by the registrar of the Corporation.

      IN WITNESS WHEREOF, the Corporation has caused facsimile signatures of its duly authorized officers and its facsimile seal to be hereunto affixed.

      Dated:

                             [Corporate Seal]

-----------------------------                      ------------------------
      President                                            Secretary

COUNTERSIGNED AND REGISTERED:
         AMERICAN STOCK TRANSFER & TRUST COMPANY
                        TRANSFER AGENT AND REGISTRAR

                          [STOCK CERTIFICATE - BACK]


      The Corporation will furnish without charge to each shareholder who so requests a full statement of the powers, designations, preferences, limitations and relative rights of each class of stock or series thereof of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests may be made to the Corporation or to the transfer agent.

                                  ABBREVIATIONS

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM - as tenants in common            UNIF GIFT MIN ACT - ------- Custodian -------
   TEN ENT - as tenants by the                                    (Cust)           (Minor)
             entireties                      Under Uniform Gifts to Minors
   JT TEN  - as joint tenants with           Act -----------------------------------------
             rights of survivorship                              (State)
             and not as tenants in common

      Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, --------------------------------------- hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE

-----------------------------------
-----------------------------------  -----------------------------------------
------------------------------------------------------------------------------
PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE

------------------------------------------------------------------------------
------------------------------------------------------------------------Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

------------------------------------------------------------------------------
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated-----------------------------            Signature(s):

                                              --------------------------------

                                              --------------------------------
                                              NOTICE:  THE SIGNATURE OF THIS
                                              ASSIGNMENT MUST CORRESPOND WITH
                                              THE NAME AS WRITTEN UPON THE FACE
                                              OF THE CERTIFICATE IN EVERY
                                              PARTICULAR, WITHOUT ALTERATION OR
                                              ENLARGEMENT OR ANY CHANGE
                                              WHATEVER.

Signature(s) Guaranteed:

By

THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION, (BANKS,
STOCK BROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.